                                                                    EXHIBIT 10.1

                            STOCK PURCHASE AGREEMENT

     THIS STOCK PURCHASE AGREEMENT ("Agreement") is made and entered into effective as of June 23, 2003, by and among Optical Sensors Incorporated, a Delaware corporation (the "Company"), with its principal place of business at 7615 Golden Triangle Drive, Suite C, Eden Prairie, Minnesota 55344, and the investors listed on Schedule A hereto (the "Investors").

     A. The Investors have advanced to Company the amount of $2,689,000 since March 6, 2002 (the "Advances"), and the Investors are willing to convert the Advances into shares of Series B preferred stock, $.01 par value, of the Company (the "Series B Preferred Stock").

     B. The Investors are willing to invest an additional $865,005 of equity capital in the Company through the purchase of shares of Series B Preferred Stock.

     C. The Company desires to convert the Advances into Series B Preferred Stock and to accept an additional investment in the Company from the Investors on the terms and conditions set forth in this Agreement.

     Accordingly, in consideration of the foregoing, the mutual promises set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Authorization of Securities. The Company shall authorize the Series B Preferred Stock, which shall be entitled to the preferences, rights and benefits set forth in the Certificate of Designation, in substantially the form set forth in Exhibit A attached hereto. Any shares of Common Stock issuable upon conversion of the Series B Preferred Stock, when issued, are referred to as "Conversion Shares."

2.   Purchase of Securities.

     (a) Subject to the terms and conditions hereof, the Company agrees to sell to the Investors, and the Investors agree to purchase from the Company in accordance with this Agreement, Fifty Seven Thousand Six Hundred Sixty-Seven (57,667) shares of the Company's Series B Preferred Stock at a purchase price of $15.00 per share and an aggregate purchase price of $865,005. The number of shares of Series B Preferred Stock to be purchased by each Investor is set forth on Schedule A.

     (b) At the time of delivery of the purchase price (via check or wire transfer), the Company shall deliver to the Investors stock certificate(s) for the number of shares of Series B Preferred Stock being purchased by such Investor, registered in the Investor's name or as otherwise designated by the Investor.

3.   Conversion of Advances.

     (a) The Company and the Investors agree to convert the Advances into One Hundred Seventy-Nine Thousand Two Hundred Sixty-Seven (179,267) shares of Series B

          Preferred Stock at a conversion price of $15.00 per share. The amount of Advances made by each Investor and the number of shares of Series B Preferred Stock to be issued to each Investor upon conversion thereof is set forth on Schedule A. The Investors agree that upon conversion of the Advances any indebtedness represented thereby shall be discharged and paid in full.

     (b) Upon the effective date of this Agreement, the Company shall deliver to the Investors stock certificate(s) for the number of shares of Series B Preferred Stock being issued to each Investor upon conversion of the Advances, registered in the Investor's name or as otherwise designated by the Investor.

4. Representations and Warranties of the Company. The Company represents and warrants to the Investors as follows:

     (a) Organization. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the requisite corporate power and authority to own, lease or operate its properties and to carry on its business as it is now being conducted and as it is proposed to be conducted. The Company has no subsidiaries or direct or indirect ownership in any firm, corporation or business which either, individually or in the aggregate, is material to the business of the Company. The Company is qualified to do business and is in good standing as a foreign corporation in every jurisdiction in which its ownership of property or conduct of business requires it so to be qualified and in which the failure to so qualify would have a material adverse effect on the financial condition or business of the Company.

     (b) Authorization. This Agreement has been duly authorized by all necessary corporate action on behalf of the Company, has been duly executed and delivered by authorized officers of the Company, and is the valid and binding agreement of the Company enforceable against the Company in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting the enforcement of creditors rights generally and to judicial limitations on the enforcement of the remedy of specific performance and other equitable remedies. All corporate actions necessary to the authorization, creation, issuance and delivery of the Series B Preferred Stock and reservation and issuance of the Conversion Shares contemplated hereunder has been taken.

     (c) Valid Issuance. The Company has the requisite corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder, and to issue the Series B Preferred Stock and the Conversion Shares. The Series B Preferred Stock, when issued and paid for pursuant to the terms of this Agreement, will be duly authorized and validly issued, fully paid and nonassessable. The Conversion Shares have been reserved for issuance upon conversion of the Series B Preferred Stock and, when issued upon conversion of the Series B Preferred Stock in accordance with the terms of this Agreement, will be duly authorized, validly issued, fully paid and nonassessable.

     (d) No Violation. Neither the execution and delivery of this Agreement, nor the performance by the Company of its obligations hereunder will:
          (a) conflict with or result in any breach of any provision of the Certificate of Incorporation or By-Laws of the Company; (b) result in a default (or give rise to any right of termination, cancellation or acceleration) under any of the terms, conditions or provisions of any note, lease, mortgage, license, agreement or other instrument or obligation to which the Company is a party or by which any of its assets may be bound, except for such defaults (or rights of termination, cancellation or acceleration) as to which requisite waivers or consents have been obtained or which, in the aggregate, would not result in a material adverse effect on the Company; (c) violate any order, writ, injunction, decree, statute, rule or regulation applicable to the Company or any of its assets, except for violations which would not result in a material adverse effect on the Company; or (d) result in the creation or imposition of any liens, charges or encumbrances upon any assets of the Company.

     (e) SEC Reports. The Company has filed all reports, registration statements and other filings with the Securities and Exchange Commission (the "Commission") required to be filed by it pursuant to the Securities Act of 1933, as amended (the "Securities Act"), and the Securities Exchange Act of 1934, as amended (the "Exchange Act"). All such reports, registration statements and other filings (including all notes, exhibits and schedules thereto, all documents incorporated by reference therein, and any amendments thereto) are collectively referred to herein as the "SEC Reports." As of their respective dates of filing with the Commission, the SEC Reports complied in all material respects with all of the rules and regulations of the Commission and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The Investors acknowledge that the Company has received comments from the Commission with respect to the Registration Statement on Form SB-2 (File No. 333-71076) and Annual Report on Form 10-KSB for the year ended December 31, 2002, and that the Company is responding to such comments. The Investors acknowledge that the Company's representations in this Section 4(e) are made subject to the foregoing comments from the SEC.

     (f) Financial Statements. The financial statements of the Company included in the SEC Reports (the "Financial Statements") have been prepared in accordance with United States generally accepted accounting principles consistently applied and fairly present the financial position of the Company at the dates thereof and the results of the Company's operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal adjustments and the omission of footnotes). The Company has no material liabilities, known or unknown, absolute, contingent or otherwise, except for (i) liabilities that are set forth in the Financial Statements, the notes thereto or the SEC Reports, (ii) the Advances received from Investors since March 31, 2003, and (iii) liabilities that have been incurred in the ordinary course of business since March 31, 2003.

     (g) No Material Adverse Change. There have not been any changes in the assets, properties, liabilities, financial condition, business or operations of the Company from that reflected in the Financial Statements except for (i) changes in the ordinary course of business which have not been, either individually or in the aggregate, materially adverse, (ii) the Advances received from Investors since March 31, 2003, and (ii) the Company's continued operating losses and negative cash flow.

     (h) Authorized Capital Stock. The authorized capital stock of the Company is as set forth in the SEC Reports. The issued and outstanding shares of capital stock of the Company have been duly authorized, validly issued and are fully paid and nonassessable. As of the date hereof, the Company has outstanding options and warrants to purchase 987,968 shares of Common Stock, and there are no other outstanding warrants, options or other rights to acquire any shares of capital stock of the Company. All of the above securities of the Company were issued in compliance with all applicable federal and state securities laws and were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities.

     (i) Intellectual Property. The Company owns or possesses adequate rights to use all patents, patent rights, inventions, trademarks, trade names, copyrights, licenses, domain names, governmental authorizations, trade secrets and know-how that are used or necessary for the conduct of its business. The Company has not received any notice of, or has any knowledge of, any infringement of or conflict with asserted rights of others with respect to any patents, patent rights, inventions, trademarks, trade names, copyrights, licenses, governmental authorizations, trade secret or know-how that, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a material adverse effect on the condition (financial or otherwise), earnings, operations or business of the Company.

     (j) Securities Laws. Subject to the accuracy of the representations of the Investors in Section 5, no consent, authorization, approval, permit or order of or filing with any governmental or regulatory authority is required under current laws and regulations in connection with the execution and delivery of this Agreement or the offer, issuance, sale or delivery to the Investors of the Series B Preferred Stock other than (i) the filing with the Commission of a Form D pursuant to Regulation D under the Securities Act, and the qualification thereof, if required, under applicable state securities laws, which qualification has been or will be effected as a condition of the issuance of the Series B Preferred Stock, and (ii) the filing of a registration statement or statements pursuant to Section 6. Under the circumstances contemplated by this Agreement, the offer, issuance, sale and delivery of the Series B Preferred Stock will not, under current laws and regulations, require compliance with the prospectus delivery or registration requirements of the Securities Act.

     (k) Litigation. There are no actions, suits, proceedings or investigations pending or, to the best of the Company's knowledge, threatened against the Company or any of its properties before or by any court or arbitrator or any governmental body, agency or official in which there is a reasonable likelihood (in the judgment of the Company) of an adverse decision that (a) would have a material adverse effect on the Company's properties or assets or the business of the Company as presently conducted or proposed to be conducted or (b) would impair the ability of the Company to perform in any material respect its obligations under this Agreement. The Company is not in default with respect to any judgment, order or decree of any court or governmental agency or instrumentality which, individually or in the aggregate, would have a material adverse effect on the assets, properties or business of the Company.

     (l) Properties. The Company has good and marketable title to all the properties and assets reflected as owned in the Financial Statements, subject to no lien, mortgage, pledge, charge or encumbrance of any kind except (i) those, if any, reflected in such Financial Statements, or (ii) those which are not material in amount and do not adversely affect the use made and promised to be made of such property by the Company. The Company holds its leased properties under valid and binding leases, with such exceptions as are not materially significant in relation to the business of the Company. The Company owns or leases all such properties as are necessary to its operations as now conducted or as proposed to be conducted.

     (m) Brokers or Finders. To the knowledge of the Company, no person, firm or corporation has or will have, as a result of any act or omission of the Company, any right, interest or valid claim against any Investor for any commission, fee or other compensation as a finder or broker in connection with the transactions contemplated by this Agreement. The Company shall indemnify and hold the Investor harmless for any claims made for any commission, fee or other compensation concerning the transactions contemplated by this Agreement.

5. Representations and Warranties of the Investors. The Investors represent and warrant to the Company as follows:

     (a) The Series B Preferred Stock and Conversion Shares are being purchased for investment for such Investor's own account and not with the view to, or for resale in connection with, any distribution or public offering thereof. Each Investor understands that neither the Series B Preferred Stock, nor the Conversion Shares have been registered under the Securities Act or any state securities laws by reason of their contemplated issuance in transactions exempt from the registration requirements of the Securities Act and applicable state securities laws and that the reliance of the Company and others upon these exemptions is predicated in part upon this representation by the Investors. The Investors further understand that neither the Series B Preferred Stock, nor the Conversion Shares may be transferred or resold without registration under the Securities Act and any applicable state securities laws, or pursuant to an exemption from the requirements of the Securities Act and applicable state securities laws.

     (b) Each Investor's principal place of business is located at the address set forth on Schedule A. Each Investor qualifies as an "accredited investor," as defined in Rule 501 of Regulation D under the Securities Act. Each Investor acknowledges that the Company has made available to such Investor at a reasonable time prior to the execution of this Agreement the opportunity to ask questions and receive answers concerning the business, operations and financial condition of the Company and the terms and conditions of the sale of securities contemplated by this Agreement and to obtain any additional information requested by such Investor. Each Investor is able to bear the loss of its entire investment in the Series B Preferred Stock and the Conversion Shares and has such knowledge and experience of financial and business matters that he is capable of evaluating the merits and risks of the investment to be made pursuant to this Agreement. However, neither the foregoing nor any other due diligence investigation conducted by such Investor or on its behalf shall limit, modify or affect the representations and warranties of the Company set forth in Section 4 of this Agreement or the right of such Investor to rely thereon.

     (c) This Agreement has been duly authorized by all necessary action on the part of each Investor, has been duly executed and delivered by such Investor and is a valid and binding agreement of such Investor.

6.   Registration Rights.

     (a) Filing of Registration Statement. Company will upon written request made by the Investors, as expeditiously as possible, use its best efforts at any time after the date of this Agreement, take all necessary actions to effect registration and qualification under the Securities Act and under any state securities statute of all or such portion of the Conversion Shares as such Investors shall specify; provided, however, that the Investors shall not be entitled to more than two required registrations (except that the Investors shall be entitled to an unlimited number of required registrations at the Investors' expense on Forms S-2 or S-3 or any similar short form registration statement prescribed by the Securities and Exchange Commission (the "Commission") if the Company then qualifies for such short-form registration). The Company may, on not more than one occasion, delay the filing of any registration statement required hereunder for a period of not more than 90 days in the event that the Company has furnished the Investors with a certificate executed by the Company's President or Chief Executive Officer stating that such delay is necessary in order to (i) not significantly adversely affect financing efforts then underway at the Company or (ii) avoid disclosure of material non-public information.

     (b) Registration Procedures. If and whenever the Company is required by the provisions of Section 6(a) to effect the registration of the Conversion Shares under the Securities Act, the Company will:

          (i) prepare and file with the Commission a registration statement (on any available form to effect registration) with respect to such securities, and use its best efforts to cause such registration statement to become and remain effective until such securities are sold pursuant to such registration statement or are eligible to be sold pursuant to Rule 144(k);

          (ii) prepare and file with the Commission such amendments to such registration statement and supplements to the prospectus contained therein as may be necessary to keep such registration statement effective until such securities are sold pursuant to such registration statement or are eligible to be sold pursuant to Rule 144(k);

          (iii) furnish to the Investors and to any underwriters of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as the Investor and underwriters may reasonably request in order to facilitate the public offering of such securities;

          (iv) use its best efforts to register or qualify the securities covered by such registration statement under such state securities or blue sky laws of such jurisdictions as the Investor may reasonably request, except that the Company shall not for any purpose be required to execute a general consent to service of process or to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified;

          (v) prepare and promptly file with the Commission and promptly notify the Investors of the filing of such amendment or supplement to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Securities Act, any event shall have occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading; and

          (vi) use its best efforts to cause all securities covered by such registration statement to be listed on any securities exchange, quotation system, market or over-the-counter bulletin board, if any, on which the Common Stock shall then be listed and trading.

     (c) Expenses. Except as set forth in the last sentence of this Section 6(c), with respect to any registration of securities pursuant to
          Section 6(a), the Company shall bear all fees, costs and expenses, including, without limitation: all registration, filing fees, printing expenses, fees and disbursements of counsel and accountants for the Company, all internal Company expenses, the premiums and other costs of policies of insurance against liability arising out of the public offering, and all legal fees and disbursements and other expenses of complying with state securities or blue sky laws of any jurisdictions in which the securities to be offered are to be registered or qualified. Fees and disbursements of counsel and accountants for the Investors, underwriting discounts and commissions and transfer taxes for the Investors and any other expenses incurred by the Investors not expressly included above shall be borne by the Investors.

     (d) Indemnification. In the event that any Conversion Shares owned by the Investors are included in a registration statement under Section 6(a):

          (i) The Company will indemnify and hold harmless the Investors (including for this purpose its directors, officers and partners) and any underwriter (as defined in the Securities Act) from and against any and all loss, damage, liability, cost and expense (including, subject to Section 6(d)(iii), reasonable fees and expenses of counsel) to which any such Investor or any such underwriter may become subject under the Securities Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, however, that the Company will not be liable in any such case to the extent that any such loss, damage, liability, cost or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with written information furnished by such Investor or such underwriter.

          (ii) The Investors will indemnify and hold harmless the Company and any underwriter from and against any and all loss, damage, liability, cost or expense (including, subject to Section 6(d)(iii), reasonable fees and expenses of counsel) to which the Company or any underwriter may become subject under the Securities Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was so made in reliance upon and in strict conformity with written information furnished by such Investor. Notwithstanding the provisions of this clause (ii), no Investor shall be required to indemnify any person pursuant to this Section 6 in an amount in excess of the amount of the aggregate net proceeds received by such Investor in connection with any such registration under the Securities Act.

          (iii) Promptly after receipt by an indemnified party pursuant to the provisions of paragraph (i) or (ii) of this Section 6(d) of notice of the commencement of any action involving the subject matter of the foregoing indemnity provisions, such indemnified party will, if a claim thereof is to be made against the indemnifying party pursuant to the provisions of said paragraph
                (i) or (ii), promptly notify the indemnifying party of the commencement thereof; but the omission to so notify the indemnifying party will not relieve the indemnifying party from any liability which it may have to any indemnified party otherwise than hereunder nor of its obligations or liabilities pursuant to this Agreement, except to the extent that the failure to so notify materially prejudices the indemnifying party. In case such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party shall have the right to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, if the defendants in any action include both the indemnified party and the indemnifying party and there is a conflict of interest which would prevent counsel for the indemnifying party from also representing the indemnified party, the indemnified party or parties shall have the right to select one separate counsel to participate in the defense of such action on behalf of such indemnified party or parties, which counsel shall be reasonably satisfactory to the indemnifying party. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party pursuant to the provisions of said paragraph
                (i) or (ii) for any legal or other expense subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, unless (x) the indemnified party shall have employed counsel in accordance with the proviso of the preceding sentence, (y) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after the notice of the commencement of the action, or (z) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party. No indemnifying party shall, without the prior written consent of the indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or the plaintiff to such indemnified party of a release from all liability in respect of such action, and no indemnified party shall consent to entry of any judgment or settle such action without the prior written consent of the indemnifying party.

     (e) SEC Reports. The Company will file with the Commission, on a timely basis, all SEC Reports required to be filed under the Exchange Act and any other documents required to meet the public information requirements of Rule 144(c) under the Securities Act.

7.   Miscellaneous.

     (a) This Agreement and the rights and obligations of the parties hereunder shall not be assignable, in whole or in part, by the Company without the prior written consent of the Investors. This Agreement and the rights and obligations of the parties hereunder shall not be assignable, in whole or in part, by an Investor without the prior written consent of the Company, except that any Investor may assign its rights under this Agreement to any affiliate without the prior written consent of the Company. This Agreement shall inure to the benefit of and be binding upon and be enforceable by the successors and permitted assigns of the parties hereto. Neither this Agreement nor any provision hereof may be amended, modified, waived or discharged without the written consent of the parties hereto.

     (b) This Agreement, including the exhibits attached hereto, constitutes the entire agreement of the parties relative to the subject matter hereof and supersedes any and all other agreements and understanding, whether written or oral, relative to the matters discussed herein.

     (c) All representations and warranties contained herein shall survive after the execution and delivery of this Agreement for a period of two
          (2) years from the date hereof. All covenants and agreements which by their terms are to be performed after the date hereof will survive indefinitely, unless such covenants and agreements by their terms expire at an earlier date, in which case they will expire on such earlier date.

     (d) All notices, requests, consents and other communications required or permitted hereunder shall be in writing and shall be given in writing by personal delivery, facsimile, commercial air delivery service or by registered or certified mail, postage prepaid, return receipt requested, addressed to the Company at the address set forth in the introductory paragraph to this Agreement and to the Investors at the addresses set forth on Schedule A, or at such other address as the respective parties may designate by like notice from time to time. Notices so given shall be effective upon the earlier of: (a) receipt by the party to which notice is given (which, in the instance of a facsimile, shall be deemed to have occurred at the time that the machine transmitting the facsimile verifies a successful transmission of the facsimile); (b) on the fifth business day following the date such notice was deposited in the mail; or (c) on the second business day following the date such notice was delivered to a commercial air delivery service.

     (e) This Agreement shall be construed and enforced in accordance with the laws of the State of Minnesota.

     (f) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may be executed by facsimile.

                          [NEXT PAGE IS SIGNATURE PAGE]

     IN WITNESS WHEREOF, the Company and the Investors have executed this Agreement effective as of the date first written above.

                                   OPTICAL SENSORS INCORPORATED


                                   By  /s/ Paulita M. LaPlante
                                      ------------------------------------------
                                       Paulita LaPlante,
                                       President and Chief Executive Officer


                                   CIRCLE F VENTURES, LLC


                                   By  /s/ Hayden R. Fleming
                                      ------------------------------------------

                                   Its Managing Member
                                      ------------------------------------------


                                   CIRCLE F VENTURES II, LLC


                                   By  /s/ Hayden R. Fleming
                                      ------------------------------------------

                                   Its Managing Member
                                      ------------------------------------------

                                   SCHEDULE A

                                    Amount of    Number of    Additional    Number of
          Name of Investor           Advance      Shares      Investment     Shares
          ----------------           -------      ------      ----------     ------
Circle F Ventures, LLC             $  845,000      56,333             0           0
17797 North Perimeter Drive
Scottsdale, Arizona 85255
Circle F Ventures II, LLC          $1,844,000     122,934      $865,005      57,667
17797 North Perimeter Drive
Scottsdale, Arizona 85255

Totals                             $2,689,000     179,267      $865,005      57,667
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